SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): December 19, 2000


                           Ursus Telecom Corporation
             (Exact name of registrant as specified in its charter)


       Florida                         333-46197               65-0398306
(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation or Organization)      File Number)       Identification No.)


         440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida 33325
                       (Address of Principal Executive Offices)

      Registrant's telephone number, including area code (954-846-7887)




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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On December 19, 2000, Kenneth L. Garrett tendered his resignation as a director of Ursus Telecom Corporation (the "Company) effective immediately. Mr. Garrett stated that he is resigning due to family matters.


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                             SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                URSUS TELECOM CORPORATION


                             By:    /s/ Steven L. Relis
                                 ---------------------------------
                                   Steven L. Relis
                                   Chief Accounting Officer
                                   and authorized officer of Registrant



Dated: December 22, 2000